Share-Based Payment in a Consolidated Subsidiary (Details) - Schedule of Fair Value of the Options - Black-Scholes Pricing Model [Member]	12 Months Ended
Dec. 31, 2023 $ / shares
Schedule of Fair Value of the Options [Line Items]
The Company share price (in Dollars per share)	$ 6.8 [1]
Expected dividend yield
Top of range [member]
Schedule of Fair Value of the Options [Line Items]
Exercise price (in Dollars per share)	$ 2.79
Expected volatility in the Company’s share price	49.40%
Expected life of the warrants	8
Risk-free interest	3.86%
Bottom of range [member]
Schedule of Fair Value of the Options [Line Items]
Exercise price (in Dollars per share)	$ 1.27
Expected volatility in the Company’s share price	39.90%
Expected life of the warrants	5
Risk-free interest	4.29%

[1]	The Company’s share price is determined based on The Company’s value as appraised by the appraiser as of the award date, while using the discounted cash flow method, and at a discount rate of 18%.